CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB for the quarter ended July 31, 2006 (the "Report") of SE Financial Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Pamela
M. Cyr, President, Chief Executive Officer and Douglas R. Moore, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: September 14, 2006                             /s/Pamela M. Cyr
                                                     ---------------------------
                                                     Pamela M. Cyr
                                                     President & CEO




Date: September 14, 2006                             /s/Douglas R. Moore
                                                     ---------------------------
                                                     Douglas R. Moore
                                                     Chief Financial Officer